--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                             (AMENDMENT NO.  1   )


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                  GENCORP INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[GENCORP LOGO]

John B. Yasinsky
Chairman and Chief Executive Officer



February 12, 1999

Dear Shareholder:

Enclosed are GenCorp's 1998 Annual Report and 1999 Proxy Statement. As our Annual Report reflects, 1998 marked the third consecutive year of significant operational improvement and earnings per share growth in our multi-year journey to enhance shareholder value. It was also a year of substantial value-creating growth as a result of several key targeted acquisitions we completed and internal growth accomplishments.

The Annual Report also discusses the plan we announced on December 17, 1998 to spin-off our Performance Chemicals and Decorative & Building Products businesses to GenCorp shareholders as a separate publicly traded polymer products company. Under the plan, GenCorp would continue to operate its aerospace and defense and fine chemicals segment, Aerojet, and the automotive Vehicle Sealing business.

We believe the spin-off will provide renewed vitality and opportunity for value-creating growth by creating two strong, independently focused and growing companies. The spin-off requires approval by GenCorp shareholders. A Special Shareholders Meeting will be scheduled later in the year to consider the spin-off proposal.

The regular 1999 Annual Meeting will be held on March 31, 1999 at the Akron West Hilton in Fairlawn, Ohio. Details are provided in the enclosed Proxy Statement.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, please take time to complete and return the attached proxy card.


Sincerely,

/s/ John Yasinsky

John Yasinsky


                         Please Detach Proxy Card Here
--------------------------------------------------------------------------------
      [          ]

1. ELECTION OF DIRECTORS TO A THREE-YEAR TERM EXPIRING AT THE MARCH 2002 ANNUAL MEETING.

FOR all nominees listed below      [   X   ]

WITHHOLD AUTHORITY to vote
for all nominees listed below.     [   X   ]

*EXCEPTIONS                        [   X   ]

Nominees: Charles A. Corry, William K. Hall, Dr. Robert K. Jaedicke and
          D. Michael Steuert.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).

*Exceptions
           ---------------------------------------------------------------------

2. TO RATIFY THE BOARD OF DIRECTORS' selection of Ernst & Young LLP as the independent auditors of the Company.


FOR        [   X   ]
AGAINST    [   X   ]
ABSTAIN    [   X   ]


3. Upon matters incident to the conduct of the meeting and such other business as may properly come before the meeting or any adjournments thereof.




Change of Address and
or Comments Mark Here     [   X   ]

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized person.



DATE                               , 1999
    -------------------------------



--------------------------------------------------------------------------------
                                   Signature



--------------------------------------------------------------------------------
                           Signature if held jointly



VOTES MUST BE INDICATED
(X) IN BLACK OR BLUE INK.   [   X   ]

                               PLEASE DETACH HERE

                 You Must Detach This Portion of the Proxy Card
                  Before Returning It In the Enclosed Envelope
--------------------------------------------------------------------------------
                                  GENCORP INC.
                     175 GHENT ROAD - FAIRLAWN, OHIO 44333

PROXY FOR HOLDERS OF COMMON STOCK SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints WILLIAM R. PHILLIPS, EDWARD R. DYE and MICHAEL E. HICKS, and each of them, his proxy, with power of substitution, to vote all shares of Common Stock of GenCorp Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Akron West Hilton Inn, 3180 West Market Street, Akron, Ohio 44333 on March 31, 1999, and any adjournments thereof, and appoints the proxyholders to vote as directed below and in accordance with their judgment on matters incident to the conduct of the meeting and any matters of other business referred to in item 3:

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1, FOR ITEM 2, AND IN ACCORDANCE WITH THE PROXYHOLDERS' JUDGMENT ON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY MATTERS OF OTHER BUSINESS REFERRED TO IN ITEM 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

                      (Continued, and to be signed and dated on the other side.)

                      GENCORP INC.
                      P.O. BOX 11104
                      NEW YORK, N.Y. 10203-0104

[GENCORP LOGO]

John B. Yasinsky
Chairman and Chief Executive Officer



February 12, 1999

Dear Shareholder:

Enclosed are GenCorp's 1998 Annual Report and 1999 Proxy Statement. As our Annual Report reflects, 1998 marked the third consecutive year of significant operational improvement and earnings per share growth in our multi-year journey to enhance shareholder value. It was also a year of substantial value-creating growth as a result of several key targeted acquisitions we completed and internal growth accomplishments.

The Annual Report also discusses the plan we announced on December 17, 1998 to spin-off our Performance Chemicals and Decorative & Building Products businesses to GenCorp shareholders as a separate publicly traded polymer products company. Under the plan, GenCorp would continue to operate its aerospace and defense and fine chemicals segment, Aerojet, and the automotive Vehicle Sealing business.

We believe the spin-off will provide renewed vitality and opportunity for value-creating growth by creating two strong, independently focused and growing companies. The spin-off requires approval by GenCorp shareholders. A Special Shareholders Meeting will be scheduled later in the year to consider the spin-off proposal.

The regular 1999 Annual Meeting will be held on March 31, 1999 at the Akron West Hilton in Fairlawn, Ohio. Details are provided in the enclosed Proxy Statement.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, please take time to complete and return the attached proxy card.


Sincerely,

/s/ John Yasinsky

John Yasinsky



                         Please Detach Proxy Card Here
--------------------------------------------------------------------------------
      [          ]

1. ELECTION OF DIRECTORS TO A THREE-YEAR TERM EXPIRING AT THE MARCH 2002 ANNUAL MEETING.

FOR all nominees listed below      [   X   ]

WITHHOLD AUTHORITY to vote
for all nominees listed below.     [   X   ]

*EXCEPTIONS                        [   X   ]

Nominees: Charles A. Corry, William K. Hall, Dr. Robert K. Jaedicke and
          D. Michael Steuert.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).

*Exceptions
           ---------------------------------------------------------------------

2. TO RATIFY THE BOARD OF DIRECTORS' selection of Ernst & Young LLP as the independent auditors of the Company.


FOR        [   X   ]
AGAINST    [   X   ]
ABSTAIN    [   X   ]


3. Upon matters incident to the conduct of the meeting and such other business as may properly come before the meeting or any adjournments thereof.




Change of Address and
or Comments Mark Here     [   X   ]

Please sign exactly as name appears at left. Your shares may not be voted by the Trustee unless you sign and return this card so that it will reach the Trustee not later than March 29, 1999.



DATE                               , 1999
    -------------------------------



--------------------------------------------------------------------------------
                                   Signature



Votes MUST be indicated
(x) in Black or Blue ink.   [   X   ]

                               Please Detach Here

                 You Must Detach This Portion of the Proxy Card
                  Before Returning It In the Enclosed Envelope
--------------------------------------------------------------------------------
                        CONFIDENTIAL VOTING INSTRUCTIONS

   To: ROYAL TRUST CORPORATION OF CANADA, TRUSTEE FOR THE GENCORP CANADA INC.
                                  SAVINGS PLAN

     I hereby authorize the Trustee to vote (or cause to be voted) all shares of Common Stock of GenCorp Inc. which may be allocated to my account in the GenCorp Stock Fund of the GenCorp Canada Inc. Savings Plan at the Annual Meeting of Shareholders to be held at the Akron West Hilton Inn, 3180 West Market Street, Akron, Ohio 44333 on March 31, 1999, and at any adjournments thereof, and direct the Trustee to vote as instructed below and in accordance with its judgment on matters incident to the conduct of the meeting and any matters of other business referred to in item 3:

(THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY)

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1, FOR ITEM 2, AND IN ACCORDANCE WITH THE TRUSTEES' JUDGMENT ON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY MATTERS OF OTHER BUSINESS REFERRED TO IN ITEM 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

                      (Continued, and to be signed and dated on the other side.)

                      GENCORP INC.
                      P.O. BOX 11104
                      NEW YORK, N.Y. 10203-0104

[GENCORP LOGO]

John B. Yasinsky
Chairman and Chief Executive Officer



February 12, 1999

Dear Shareholder:

Enclosed are GenCorp's 1998 Annual Report and 1999 Proxy Statement. As our Annual Report reflects, 1998 marked the third consecutive year of significant operational improvement and earnings per share growth in our multi-year journey to enhance shareholder value. It was also a year of substantial value-creating growth as a result of several key targeted acquisitions we completed and internal growth accomplishments.

The Annual Report also discusses the plan we announced on December 17, 1998 to spin-off our Performance Chemicals and Decorative & Building Products businesses to GenCorp shareholders as a separate publicly traded polymer products company. Under the plan, GenCorp would continue to operate its aerospace and defense and fine chemicals segment, Aerojet, and the automotive Vehicle Sealing business.

We believe the spin-off will provide renewed vitality and opportunity for value-creating growth by creating two strong, independently focused and growing companies. The spin-off requires approval by GenCorp shareholders. A Special Shareholders Meeting will be scheduled later in the year to consider the spin-off proposal.

The regular 1999 Annual Meeting will be held on March 31, 1999 at the Akron West Hilton in Fairlawn, Ohio. Details are provided in the enclosed Proxy Statement.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, please take time to complete and return the attached proxy card.


Sincerely,

/s/ John Yasinsky

John Yasinsky


                         Please Detach Proxy Card Here
--------------------------------------------------------------------------------
      [          ]

1. ELECTION OF DIRECTORS TO A THREE-YEAR TERM EXPIRING AT THE MARCH 2002 ANNUAL MEETING.

FOR all nominees listed below      [   X   ]

WITHHOLD AUTHORITY to vote
for all nominees listed below.     [   X   ]

*EXCEPTIONS                        [   X   ]

Nominees: Charles A. Corry, William K. Hall, Dr. Robert K. Jaedicke and
          D. Michael Steuert.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).

*Exceptions
           ---------------------------------------------------------------------

2. TO RATIFY THE BOARD OF DIRECTORS' selection of Ernst & Young LLP as the independent auditors of the Company.


FOR        [   X   ]
AGAINST    [   X   ]
ABSTAIN    [   X   ]


3. Upon matters incident to the conduct of the meeting and such other business as may properly come before the meeting or any adjournments thereof.




Change of Address and
or Comments Mark Here   [   X   ]

Please sign exactly as name appears at left. Your shares may not be voted by the Trustee unless you sign and return this card so that it will reach the Trustee not later than March 29, 1999.



DATE                               , 1999
    -------------------------------



--------------------------------------------------------------------------------
                                   Signature



Votes MUST be indicated
(x) in Black or Blue ink.   [   X   ]

                               PLEASE DETACH HERE

                 You Must Detach This Portion of the Proxy Card
                  Before Returning It In the Enclosed Envelope

--------------------------------------------------------------------------------

                        CONFIDENTIAL VOTING INSTRUCTIONS

              To: MELLON BANK, N.A., TRUSTEE FOR THE GENCORP INC.
                        SAVINGS AND PROFIT SHARING PLANS

     I hereby authorize the Trustee to vote (or cause to be voted) all shares of Common Stock of GenCorp Inc. which may be allocated to my account in the GenCorp Stock Fund of the GenCorp Retirement Savings Plan and/or the GenCorp Profit Sharing Plan at the Annual Meeting of Shareholders to be held at the Akron West Hilton Inn, 3180 West Market Street, Akron, Ohio 44333 on March 31, 1999, and at any adjournments thereof, and direct the Trustee to vote as instructed below and in accordance with its judgment on matters incident to the conduct of the meeting and any matters of other business referred to in item 3:

(THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY)

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1, FOR ITEM 2, AND IN ACCORDANCE WITH THE TRUSTEES' JUDGMENT ON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY MATTERS OF OTHER BUSINESS REFERRED TO IN ITEM 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

                      (Continued, and to be signed and dated on the other side.)

                      GENCORP INC.
                      P.O. BOX 11104
                      NEW YORK, N.Y. 10203-0104

[GENCORP LOGO]

John B. Yasinsky
Chairman and Chief Executive Officer



February 12, 1999

Dear Shareholder:

Enclosed are GenCorp's 1998 Annual Report and 1999 Proxy Statement. As our Annual Report reflects, 1998 marked the third consecutive year of significant operational improvement and earnings per share growth in our multi-year journey to enhance shareholder value. It was also a year of substantial value-creating growth as a result of several key targeted acquisitions we completed and internal growth accomplishments.

The Annual Report also discusses the plan we announced on December 17, 1998 to spin-off our Performance Chemicals and Decorative & Building Products businesses to GenCorp shareholders as a separate publicly traded polymer products company. Under the plan, GenCorp would continue to operate its aerospace and defense and fine chemicals segment, Aerojet, and the automotive Vehicle Sealing business.

We believe the spin-off will provide renewed vitality and opportunity for value-creating growth by creating two strong, independently focused and growing companies. The spin-off requires approval by GenCorp shareholders. A Special Shareholders Meeting will be scheduled later in the year to consider the spin-off proposal.

The regular 1999 Annual Meeting will be held on March 31, 1999 at the Akron West Hilton in Fairlawn, Ohio. Details are provided in the enclosed Proxy Statement.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, please take time to complete and return the attached proxy card.


Sincerely,

/s/ John Yasinsky

John Yasinsky


                         Please Detach Proxy Card Here
--------------------------------------------------------------------------------
      [          ]

1. ELECTION OF DIRECTORS TO A THREE-YEAR TERM EXPIRING AT THE MARCH 2002 ANNUAL MEETING.

FOR all nominees listed below     [   X   ]

WITHHOLD AUTHORITY to vote
for all nominees listed below.    [   X   ]

*EXCEPTIONS                       [   X   ]

Nominees: Charles A. Corry, William K. Hall, Dr. Robert K. Jaedicke and
          D. Michael Steuert.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).

*Exceptions
           ---------------------------------------------------------------------

2. TO RATIFY THE BOARD OF DIRECTORS' selection of Ernst & Young LLP as the independent auditors of the Company.


FOR          [   X   ]
AGAINST      [   X   ]
ABSTAIN      [   X   ]


3. Upon matters incident to the conduct of the meeting and such other business as may properly come before the meeting or any adjournments thereof.




Change of Address and
or Comments Mark Here      [   X   ]


Please sign exactly as name appears at left. Your shares may not be voted by the Trustee unless you sign and return this card so that it will reach the Trustee not later than March 29, 1999.



DATE                               , 1999
    -------------------------------



--------------------------------------------------------------------------------
                                   Signature



Votes MUST be indicated
(x) in Black or Blue ink.   [   X   ]

                               PLEASE DETACH HERE

                 You Must Detach This Portion of the Proxy Card
                  Before Returning It In the Enclosed Envelope
--------------------------------------------------------------------------------
                        CONFIDENTIAL VOTING INSTRUCTIONS

                      To: THE TRUSTEE FOR THE GENCORP INC.
                       STOCK INCENTIVE COMPENSATION PLAN

     I hereby authorize the Trustee to vote (or cause to be voted) all shares of Common Stock of GenCorp Inc. which may be allocated to my account in the GenCorp Stock Incentive Compensation Plan Trust at the Annual Meeting of Shareholders to be held at the Akron West Hilton Inn, 3180 West Market Street, Akron, Ohio 44333 on March 31, 1999, and any adjournments thereof, and direct the Trustee to vote as instructed below and in accordance with its judgment on matters incident to the conduct of the meeting and any matters of other business referred to in item 3:

(THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY)

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1, FOR ITEM 2, AND IN ACCORDANCE WITH THE TRUSTEES' JUDGMENT ON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY MATTERS OF OTHER BUSINESS REFERRED TO IN ITEM 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

                      (Continued, and to be signed and dated on the other side.)

                      GENCORP INC.
                      P.O. BOX 11104
                      NEW YORK, N.Y. 10203-0104